UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 1, 2006

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Paladin Realty Income Properties, Inc. (the “Company”) on December 1, 2006 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of an interest in a single-purpose limited liability company that owns Fieldstone Apartments at 10637 Springfield Pike in Woodlawn, Ohio (“Fieldstone”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Fieldstone Apartments

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiary

Summary of Unaudited Pro Forma Financial Statements	F-9
Pro Forma Consolidated Balance Sheet as of September 30, 2006 (unaudited)	F-10
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006 (unaudited)	F-11
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 (unaudited)	F-12

(c) Exhibits. None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: February 13, 2007	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Fieldstone Apartments, a property located at 10637 Springfield Pike, Woodlawn, Ohio (the Property) for the year ended December 31, 2005 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

January 16, 2007

FIELDSTONE APARTMENTS

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2005

REVENUES
Rental income	$2,243,889
Other revenue	133,465

Total revenues	2,377,354

CERTAIN OPERATING EXPENSES
Operating expenses	623,645
Real estate taxes	254,547
Insurance	50,093
Management fees	126,729

Total of certain operating expenses	1,055,014

Excess of revenues over certain operating expenses	$1,322,340

See accompanying notes to statement of revenues and certain operating expenses.

FIELDSTONE APARTMENTS

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2005

(1) Organization

Fieldstone Apartments is an existing 266 unit multifamily community property (the “Property”) which was built in 2001 and is located at 10637 Springfield Pike in Woodlawn, Ohio. On December 1, 2006, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”) purchased a 65% membership interest in Glenwood Housing Partners I, LLC (“Glenwood”), a single-purpose limited liability company that owns the Property pursuant to a Membership Interest Purchase and Sale Agreement with Shiloh Crossing Partners II, LLC, an Indiana limited liability company (“Seller”). An affiliate of Paladin, PRIP 10637, LLC, a single-purpose limited liability company was formed for the purpose of this investment. In connection with the closing, the limited liability company operating agreement for Glenwood was amended to admit PRIP 10637, LLC as a member with a 65% membership interest and Seller as the other member with a 35% membership interest.

(2) Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and is recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off against rental income when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5) Related Party Transactions

Buckingham Management, LLC, an affiliate of Seller, is the Property Manager of the Property and is entitled to a monthly management fee payable in arrears equal to 5% of the monthly gross revenues collected, which may be reduced in certain circumstances. Management fees earned were $126,729 for the year ended December 31, 2005. Buckingham Management, LLC also provides all employee services for leasing, maintenance, office, accounting and various other expense items for which they are reimbursed. Buckingham Management, LLC was reimbursed $214,116 for payroll and $11,088 for accounting services for the year ended December 31, 2005.

FIELDSTONE APARTMENTS

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2005

(6) Subsequent Events

In connection with the amended and restated operating agreement of Glenwood, entered into on December 1, 2006, between PRIP 10637, LLC and Seller, the management fee paid to Buckingham Management, LLC was changed from 5% to 4%.

On June 5, 2006, Glenwood entered into a new fixed-rate mortgage loan in the amount of $16,500,000. The mortgage loan requires interest only payments at a rate of 6.05%, until July 1, 2011, after which principal and interest are payable monthly on a 30-year amortization schedule until the loan’s maturity on July 1, 2014, at which time all remaining principal and interest shall become due and payable. Approximately $15,900,000 will be due at maturity. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (a) 1% of the outstanding balance or (b) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. The loan agreement obligation is secured by a mortgage on the Property and an assignment of rents and personal property.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Fieldstone Apartments, a property located at 10637 Springfield Pike, Woodlawn, Ohio (the Property) for the nine months ended September 30, 2006 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

January 16, 2007

FIELDSTONE APARTMENTS

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

REVENUES
Rental income	$1,684,699
Other revenue	106,391

Total revenues	1,791,090

CERTAIN OPERATING EXPENSES
Operating expenses	449,351
Real estate taxes	199,718
Insurance	30,105
Management fees	86,996

Total of certain operating expenses	766,170

Excess of revenues over certain operating expenses	$1,024,920

See accompanying notes to statement of revenues and certain operating expenses.

FIELDSTONE APARTMENTS

Notes to the Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2006

(1) Organization

Fieldstone Apartments is an existing 266 unit multifamily community property (the “Property”) which was built in 2001 and is located at 10637 Springfield Pike in Woodlawn, Ohio. On December 1, 2006, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”) purchased a 65% membership interest in Glenwood Housing Partners I, LLC (“Glenwood”), a single-purpose limited liability company that owns the Property pursuant to a Membership Interest Purchase and Sale Agreement with Shiloh Crossing Partners II, LLC, an Indiana limited liability company (“Seller”). An affiliate of Paladin, PRIP 10637, LLC, a single-purpose limited liability company was formed for the purpose of this investment. In connection with the closing, the limited liability company operating agreement for Glenwood was amended to admit PRIP 10637, LLC as a member with a 65% membership interest and Seller as the other member with a 35% membership interest.

(2) Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and is recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off against rental income when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5) Related Party Transactions

Buckingham Management, LLC, an affiliate of Seller, is the Property Manager of the Property and is entitled to a monthly management fee payable in arrears equal to 5% of the monthly gross revenues collected, which may be reduced in certain circumstances. Management fees earned were $86,996 for the nine months ended September 30, 2006. Buckingham Management, LLC also provides all employee services for leasing, maintenance, office, accounting and various other expense items for which they are reimbursed. Buckingham Management, LLC was reimbursed $183,831 for payroll, $8,910 for accounting services and $9,101 for other expenses for the nine months ended September 30, 2006.

FIELDSTONE APARTMENTS

Notes to the Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2006

(6) Mortgage Note

On June 5, 2006, Glenwood entered into a new fixed-rate mortgage loan in the amount of $16,500,000. The mortgage loan requires interest only payments at a rate of 6.05%, until July 1, 2011, after which principal and interest are payable monthly on a 30-year amortization schedule until the loan’s maturity on July 1, 2014, at which time all remaining principal and interest shall become due and payable. Approximately $15,900,000 will be due at maturity. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (a) 1% of the outstanding balance or (b) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. The loan agreement obligation is secured by a mortgage on the Property and an assignment of rents and personal property.

(7) Subsequent Event

In connection with the amended and restated operating agreement of Glenwood, entered into on December 1, 2006, between PRIP 10637, LLC and Seller, the management fee paid to Buckingham Management, LLC was changed from 5% to 4%.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin”) included in Paladin’s Form 10-K for the fiscal year ended December 31, 2005 and Paladin’s Form 10-Q for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the acquisition of a 65% membership interest in Glenwood Housing Partners I, LLC (“Glenwood”), a single-purpose limited liability company that owns Fieldstone Apartments at 10637 Springfield Pike in Woodlawn, Ohio (“Fieldstone”) (the “Acquisition”) as if the Acquisition occurred on September 30, 2006. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin, and is a consolidated subsidiary of Paladin. The 65% membership interest in Glenwood was purchased from unaffiliated third parties by PRIP 10637, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the Acquisition and the acquisition of Champion Farms Apartments as if both acquisitions occurred on January 1, 2005. The actual acquisition of Champion Farms Apartments occurred on June 5, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the Acquisition as if such Acquisition occurred on January 1, 2005. This unaudited pro forma statement of operations for the year ended December 31, 2005 has also been prepared to give effect to the acquisitions of 801 Fiber Optic Drive and Champion Farms Apartments as if such acquisitions occurred on January 1, 2005. The actual acquisition of 801 Fiber Optic Drive occurred on November 2, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisition been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the Acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2006

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc. and Subsidiary Historical (a)	Acquisition		Pro Forma Total

		Fieldstone Apartments
Assets
Real estate, at cost
Buildings and improvements	$17,858,945	$18,505,578	(b)	$36,364,523
Land	2,335,545	1,446,033	(b)	3,781,578
Furniture, fixtures and equipment	501,387	131,239	(b)	632,626
In-place leases	444,349	379,159	(b)	823,508

	21,140,226	20,462,009		41,602,235
Less: Accumulated depreciation and amortization	(312,497)	—		(312,497)

Total real estate, net	20,827,729	20,462,009		41,289,738
Investment in real estate joint venture	1,793,909	—		1,793,909
Cash and cash equivalents	373,449	1,656	(g)	375,105
Restricted cash	297,893	9,499	(b)(e)	307,392
Prepaid expenses and other assets	306,739	318,797	(b)	625,536

Total Assets	$23,599,719	$20,791,961		$44,391,680

Liabilities and Stockholders’ Equity
Mortgage payable	$16,350,000	$16,500,000	(c)	$32,850,000
Note payable	1,400,000	2,700,000	(d)	4,100,000
Due to affiliates	515,439	221,042	(f)	736,481
Unaccepted subscriptions for common stock	148,519	(148,519	)(e)	—
Other liabilities	299,352	298,836	(b)	598,188
Dividends payable	61,956	—		61,956

Total liabilities	18,775,266	19,571,359		38,346,625

Minority interests	175,074	—		175,074

Stockholders’ equity
Preferred shares, $0.01 par value, 100,000,000 shares authorized; none issued or outstanding	—	—		—
Common shares, $0.01 par value, 750,000,000 shares authorized; 613,215 shares issued and outstanding as of September 30, 2006	6,132	1,351	(e)	7,483
Additional paid-in-capital	5,331,329	1,219,251	(e)	6,550,580
Distributions in excess of earnings	(688,082)	—		(688,082)

Total stockholders’ equity	4,649,379	1,220,602		5,869,981

Total Liabilities and Stockholders’ Equity	$23,599,719	$20,791,961		$44,391,680

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin as of September 30, 2006 which are included in Paladin’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2006.
(b)	To record the pro forma effect of the acquisition of Fieldstone Apartments, assuming that the acquisition had occurred on September 30, 2006.
(c)	Reflects the assumption of the mortgage loan associated with the acquisition of Fieldstone Apartments.
(d)	Reflects loan received from Paladin Realty Partners, LLC to consummate the acquisition of Fieldstone Apartments.
(e)	Proceeds from sales of common shares after September 30, 2006, which were contributed to Paladin OP for the acquisition of Fieldstone Apartments.
(f)	Reflects deferred acquisition fee associated with the acquisition of Fieldstone Apartments.
(g)	Reflects the net change in cash available and contributed to Paladin OP for the acquisition of Fieldstone Apartments.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc. and Subsidiary Historical (a)	Acquisitions				Pro Forma Total
		Champion Farms Apartments		Fieldstone Apartments
Revenues
Rental income	$690,999	$888,660	(b)	1,684,699	(e)	$3,264,358
Other income	60,676	70,330	(b)	106,391	(e)	237,397
Interest income	12,784	—		—		12,784

Total Revenues	764,459	958,990		1,791,090		3,514,539

Expenses

Property operating expenses	252,205	239,418	(b)	449,351	(e)	940,974
Real property taxes	46,064	55,230	(b)	199,718	(e)	301,012
General and administrative expenses	228,462	81,297	(b)	153,272	(e)	463,031
Interest expense, including amortization of deferred financing costs	412,385	527,147	(c)	930,460	(f)	1,869,992
Depreciation and amortization expense	312,497	207,145	(b)	328,122	(e)	847,764

Total Expenses	1,251,613	1,110,237		2,060,923		4,422,773

Loss before equity in earnings and minority interest	(487,154)	(151,247)		(269,833)		(908,234)
Equity in income from real estate joint venture	62,106	—		—		62,106
Minority interest	(10,790)	(4,005	)(d)	(7,144	)(d)	(21,939)

Net loss	$(414,258)	$(147,242)		(262,689)		$(824,189)

Net loss per share, basic and diluted
Basic	$(1.10)					$(2.20)

Diluted	$(1.10)					$(2.20)

Weighted average number of shares outstanding
Basic	375,335					375,335

Diluted	375,335					375,335

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin for the nine months ended September 30, 2006 which are included in Paladin’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2006.
(b)	Pro forma results of Champion Farms Apartments, assuming the acquisition of Champion Farms Apartments had occurred on January 1, 2005. Champion Farms Apartments was acquired on June 5, 2006.
(c)	Interest expense on Paladin’s outstanding debts of (1) Champion Farms Apartment’s mortgage payable of $16,350,000 at 6.14% per annum and (2) the Note Payable to Paladin Realty Partners, LLC in the principal amount of $3,100,000 at 7.58% per annum.
(d)	Minority interest is adjusted to reflect pro forma ownership % of Paladin OP by Paladin Realty Advisors, LLC and the 30% ownership of Champion Farms Apartments by Buckingham Springhurst, LLC, an unaffiliated third party and the 35% ownership of Fieldstone Apartments by Shiloh Crossing Partners II, LLC, an unaffiliated third party. Due to the preferred return held by Paladin, there are no allocations of results of operations to either Buckingham Spinghurst, LLC or Shiloh Crossing Partners II, LLC.
(e)	Pro forma results of Fieldstone Apartments, assuming the acquisition of Fieldstone Apartments had occurred on January 1, 2005. Fieldstone Apartments was acquired on December 1, 2006.
(f)	Interest expense on Paladin’s outstanding debts of (1) Fieldstone Apartment’s mortgage payable of $16,500,000 at 6.05% per annum and (2) the Note Payable to Paladin Realty Partners, LLC in the principal amount of $2,700,000 at 7.58% per annum.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc. and Subsidiary Historical (a)	Acquisitions
		PRIP 801, LLC		Champion Farms Apartments		Fieldstone Apartments		Pro Forma Total
Revenues
Rental income	$—	$—		$2,107,112	(d)	$2,243,889	(g)	$4,351,001
Other income	—	—		112,471	(d)	133,465	(g)	245,936
Interest income	16,243	—		—		—		16,243

Total Revenues	16,243	—		2,219,583		2,377,354		4,613,180

Expenses

Property operating expenses	—	—		590,949	(d)	623,645	(g)	1,214,594

Real property taxes	—	—		110,897	(d)	254,547	(g)	365,444

General and administrative expenses	36,771	—		216,658	(d)	225,050	(g)	478,479

Organization costs	51,134	—		—		—		51,134

Interest expense, includes amortization of deferred financing costs	12,066	73,699	(c)	1,256,892	(e)	1,227,247	(h)	2,569,904
Depreciation and amortization expense	—	—		941,497	(d)	816,655	(g)	1,758,152

Total Expenses	99,971	73,699		3,116,893		3,147,144		6,437,707

Loss before equity in earnings and minority interests	(83,728)	(73,699)		(897,310)		(769,790)		(1,824,527)
Equity in income from real estate joint venture	14,987	81,228	(b)	—		—		96,215
Minority interests	(7,200)	199	(f)	(23,758	)(f)	(20,382	)(f)	(51,141)

Net income / (loss)	$(61,541)	$7,330		$(873,552)		$(749,408)		$(1,677,171)

Net loss per share, basic and diluted	$(5.01)							$(136.46)

Weighted average number of shares outstanding	12,291							12,291

(a)	Historical financial information is derived from the audited consolidated financial statements of Paladin for the year ended December 31, 2005 which are included in Paladin’s previously filed annual report on Form 10-K for the year ended December 31, 2005.
(b)	Paladin OP acquired a 74% interest in PRIP 801, LLC on November 2, 2005. The 10 month pro forma financial information of PRIP 801, LLC is as follows:

Total rental revenues	$304,793
Operating expenses	117,486
Depreciation and amortization expense	77,540

Net income	$109,767
Paladin OP’s share of net income	$81,228
(c)	Interest expense on Paladin’s outstanding note payable (the “Note Payable”) to Paladin Realty Partners, LLC in the principal amount of $1,700,000 at 5.20% per annum for 10 months. This Note Payable was incurred in order to consummate the acquisition of 801 Fiber Optic Road.
(d)	Pro forma results of Champion Farms Apartments, assuming the acquisition of Champion Farms Apartments had occurred on January 1, 2005. Champion Farms Apartments was acquired on June 5, 2006.
(e)	Interest expense on Paladin’s outstanding debts of (1) Champion Farms Apartment’s mortgage payable of $16,350,000 at 6.14% per annum and (2) a note payable to Paladin Realty Partners, LLC in the principal amount of $3,100,000 at 7.58% per annum incurred in order to consummate the acquisition of Champion Farms Apartments.

(f)	Minority interest is adjusted to reflect pro forma ownership % of Paladin OP by Paladin Realty Advisors, LLC, the 30% ownership of Champion Farms Apartments by Buckingham Spinghurst, LLC, an unaffiliated third party and the 35% ownership of Fieldstone Apartments by Shiloh Crossing Partners II, LLC, an unaffiliated third party. Due to the preferred return held by Paladin, there are no allocations of results of operations to either Buckingham Spinghurst, LLC or Shiloh Crossing Partners II, LLC.
(g)	Pro forma results of Fieldstone Apartments, assuming the acquisition of Fieldstone Apartments had occurred on January 1, 2005. Fieldstone Apartments was acquired on December 1, 2006.
(h)	Interest expense on Paladin’s outstanding debts of (1) Fieldstone Apartment’s mortgage payable of $16,500,000 at 6.05% per annum and (2) the Note Payable to Paladin Realty Partners, LLC in the principal amount of $2,700,000 at 7.58% per annum.